                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 1, 1999




                                NOVACARE, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                      1-10875                 13-3247827
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
     or incorporation)                                     Identification No.)

1016 W. NINTH AVENUE, KING OF PRUSSIA, PA                   19406
 (Address of principal executive office)                 (Zip code)

                Registrant's telephone number: (610) 992-7200


              (Former name, former address and former fiscal year,
                         if changed since last report.)

                         Index to Exhibits on Page 11

                       NOVACARE, INC. AND SUBSIDIARIES


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As announced on May 28, 1999, effective June 1, 1999, NovaCare, Inc., a Delaware corporation (the "Registrant"), and NC Resources, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Resources"), entered into a Stock Purchase Agreement (the "Agreement") to sell to Chance Murphy, Inc., a Delaware corporation (the "Purchaser"), all of the issued and outstanding shares of the common stock of NovaCare, Inc., a Pennsylvania corporation and wholly-owned subsidiary of Resources ("Long-term Care Services"), for nominal consideration (the "Transaction"). Pursuant to the Agreement, the Registrant has provided a working capital guarantee of $30 million and the Purchaser has agreed to pay to the Registrant the amount, if any, of working capital as of June 1, 1999 in excess of $30 million or, as applicable, to transfer to the Registrant any remaining accounts receivable relating to periods as of June 1, 1999 once the working capital guarantee has been satisfied. Under the terms of the Transaction, the working capital guarantee must be satisfied by no later than October 29, 1999. As a result of this Transaction, the Registrant will recognize a loss of approximately $36 million in the fourth quarter of fiscal 1999.

         As previously disclosed, in the third quarter of fiscal 1999, the Registrant recorded a restructuring charge to completely exit selected Long-term Care Services markets ("Selected Markets Exit"). As a result of this Transaction and the Selected Markets Exit, the Registrant will have completely exited the Long-term Care Services business. Prior to the consummation of the Transaction, Long-term Care Services engaged in the business of delivering contract therapy and management consulting services principally to long-term care providers.

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION.

         The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ended June 30, 1998, 1997, and 1996 and the nine months ended March 31, 1999 and 1998 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 are based on the historical consolidated financial statements of the Registrant adjusted to give effect to the disposition of the Registrant's Long-term Care Services business. The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the above disposition occurred as of the beginning of the respective periods presented and the Pro Forma Consolidated Balance Sheet has been prepared assuming that the disposition occurred as of March 31, 1999.

         The Pro Forma Financial Information does not purport to present what the Registrant's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Registrant's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

         The Pro Forma Financial Information should be read in conjunction with the Registrant's Consolidated Financial Statements.

                        NOVACARE, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                  STATEMENT OF OPERATIONS FOR THE NINE MONTHS
                              ENDED MARCH 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         HISTORICAL
                                                         RESULTS FOR
                                                          THE NINE                             PRO FORMA
                                                        MONTHS ENDED      PRO FORMA                AS
                                                       MARCH 31, 1999    ADJUSTMENTS            ADJUSTED
                                                       --------------    -----------          -----------
NET REVENUES                                            $ 1,398,830       $ 317,417(a)       $ 1,081,413
COST OF SERVICES                                          1,183,863         257,824(a)           926,039
                                                        -----------       ---------          -----------
    GROSS PROFIT                                            214,967          59,593              155,374

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                158,223          34,311(a)           109,433
                                                                             14,479(b)

PROVISION FOR UNCOLLECTIBLE ACCOUNTS                         23,439           5,105(a)            18,334

AMORTIZATION OF EXCESS COST OF NET ASSETS ACQUIRED           18,789           1,730(a)            17,059

PROVISION FOR RESTRUCTURE                                   129,747          98,647(a)            31,100
                                                        -----------       ---------          -----------
    (LOSS) FROM CONTINUING OPERATIONS                      (115,231)        (94,679)             (20,552)

GAIN FROM ISSUANCE OF SUBSIDIARY STOCK                        1,506              --                1,506

INVESTMENT INCOME                                               423              94(a)               329

INTEREST EXPENSE                                            (28,373)             --              (28,373)

MINORITY INTEREST                                            (2,355)             --               (2,355)
                                                        -----------       ---------          -----------
    (LOSS) FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                                  (144,030)        (94,585)             (49,445)

INCOME TAXES                                                (19,163)         (21,646)(c)           2,483
                                                        -----------       ---------          -----------
    (LOSS) FROM CONTINUING OPERATIONS                   $  (124,867)      $ (72,939)         $   (51,928)
                                                        ===========       =========          ===========
  (LOSS) FROM CONTINUING OPERATIONS
    PER SHARE:

    BASIC                                               $     (1.99)                         $      (.83)
                                                        ===========                          ===========
    ASSUMING DILUTION                                   $     (1.99)                         $      (.83)
                                                        ===========                          ===========
  WEIGHTED AVERAGE NUMBER OF

    SHARES OUTSTANDING:

    BASIC                                                    62,738                               62,738
                                                        ===========                          ===========
    ASSUMING DILUTION                                        62,738                               62,738
                                                        ===========                          ===========

                        NOVACARE, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                  STATEMENT OF OPERATIONS FOR THE NINE MONTHS
                              ENDED MARCH 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                  HISTORICAL
                                 RESULTS FOR
                                   THE NINE                          PRO FORMA
                                 MONTHS ENDED       PRO FORMA            AS
                                MARCH 31, 1998     ADJUSTMENTS        ADJUSTED
                                --------------     -----------       ---------
NET REVENUES                      $ 1,207,283       $480,452(a)      $ 726,831
COST OF SERVICES                      948,985        346,808(a)        602,177
                                  -----------       --------         ---------
    GROSS PROFIT                      258,298        133,644           124,654

SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES             147,589         42,106(a)         88,306
                                                      17,177(b)

PROVISION FOR UNCOLLECTIBLE
  ACCOUNTS                             15,957          2,279(a)         13,678

AMORTIZATION OF EXCESS COST
  OF NET ASSETS ACQUIRED               14,495          1,729(a)         12,766

PROVISION FOR RESTRUCTURE              23,500         23,500(a)             --
                                  -----------       --------         ---------
    INCOME FROM CONTINUING
      OPERATIONS                       56,757         46,853             9,904

GAIN FROM ISSUANCE OF
  SUBSIDIARY STOCK                     38,128             --            38,128

INVESTMENT INCOME                         617            202(a)            415

INTEREST EXPENSE                      (20,117)            --           (20,117)

MINORITY INTEREST                        (887)            --              (887)
                                  -----------       --------         ---------
    INCOME FROM CONTINUING
      OPERATIONS BEFORE
      INCOME TAXES                     74,498         47,055            27,443

INCOME TAXES                           31,057          4,808(c)         26,249
                                  -----------       --------         ---------

    INCOME FROM CONTINUING
      OPERATIONS                  $    43,441       $ 42,247         $   1,194
                                  ===========       ========         =========
  INCOME FROM CONTINUING
    OPERATIONS PER SHARE:

    BASIC                         $       .71                        $     .02
                                  ===========                        =========
    ASSUMING DILUTION             $       .69                        $     .02
                                  ===========                        =========

  WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING:

    BASIC                              61,275                           61,275
                                  ===========                        =========
    ASSUMING DILUTION                  63,226                           63,226
                                  ===========                        =========

                        NOVACARE, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF OPERATIONS FOR THE YEAR
                              ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                   HISTORICAL
                                   RESULTS FOR
                                     THE YEAR                           PRO FORMA
                                      ENDED         PRO FORMA               AS
                                  JUNE 30, 1998    ADJUSTMENTS           ADJUSTED
                                  -------------    -----------        -----------
 NET REVENUES                      $ 1,671,925       $634,354(a)      $ 1,037,571
 COST OF SERVICES                    1,317,266        459,848(a)          857,418
                                   -----------       --------         -----------
     GROSS PROFIT                      354,659        174,506             180,153

 SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES             199,293         55,291(a)          120,837
                                                       23,165(b)

 PROVISION FOR UNCOLLECTIBLE
   ACCOUNTS                             21,907          3,620(a)           18,287

 AMORTIZATION OF EXCESS COST
   OF NET ASSETS ACQUIRED               20,269          2,304(a)           17,965

 PROVISION FOR RESTRUCTURE              23,500         23,500(a)               --
                                   -----------       --------         -----------
     INCOME FROM CONTINUING
       OPERATIONS                       89,690         66,626              23,064

 GAIN FROM ISSUANCE OF
   SUBSIDIARY STOCK                     38,805             --              38,805

 INVESTMENT INCOME                         830            236(a)              594

 INTEREST EXPENSE                      (28,285)            --             (28,285)

 MINORITY INTEREST                      (1,494)            --              (1,494)
                                   -----------       --------         -----------
     INCOME FROM CONTINUING
       OPERATIONS BEFORE
       INCOME TAXES                     99,546         66,862              32,684

 INCOME TAXES                           41,631          6,931(c)           34,700
                                   -----------       --------         -----------
     INCOME (LOSS) FROM
       CONTINUING OPERATIONS       $    57,915       $ 59,931         $    (2,016)
                                   ===========       ========         ===========
   INCOME (LOSS) FROM
     CONTINUING OPERATIONS
     PER SHARE:

     BASIC                         $       .94                        $      (.03)
                                   ===========                        ===========
     ASSUMING DILUTION             $       .91                        $      (.03)
                                   ===========                        ===========

   WEIGHTED AVERAGE NUMBER OF
     SHARES OUTSTANDING:

     BASIC                              61,742                             61,742
                                   ===========                        ===========
     ASSUMING DILUTION                  63,584                             63,584
                                   ===========                        ===========

                        NOVACARE, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF OPERATIONS FOR THE YEAR
                              ENDED JUNE 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                     HISTORICAL
                                    RESULTS FOR
                                      THE YEAR                           PRO FORMA
                                       ENDED          PRO FORMA              AS
                                   JUNE 30, 1997     ADJUSTMENTS          ADJUSTED
                                   -------------     -----------         ---------
 NET REVENUES                       $ 1,066,451       $ 549,526(a)       $ 516,925

 COST OF SERVICES                       806,365         401,009(a)         405,356
                                    -----------       ---------          ---------

     GROSS PROFIT                       260,086         148,517            111,569

 SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES              146,289          49,781(a)          76,467
                                                         20,041(b)

 PROVISION FOR UNCOLLECTIBLE
   ACCOUNTS                              19,708           6,194(a)          13,514

 AMORTIZATION OF EXCESS COST
   OF NET ASSETS ACQUIRED                13,548           2,304(a)          11,244
                                    -----------       ---------          ---------

     INCOME FROM CONTINUING
        OPERATIONS                       80,541          70,197             10,344

 INVESTMENT INCOME                        1,740             366(a)           1,374

 INTEREST EXPENSE                       (15,244)             --            (15,244)

 MINORITY INTEREST                         (236)             --               (236)
                                    -----------       ---------          ---------
     INCOME (LOSS) FROM CONTINUING
       OPERATIONS BEFORE
       INCOME TAXES                      66,801          70,563             (3,762)

 INCOME TAXES                            27,891          10,718(c)          17,173
                                    -----------       ---------          ---------
     INCOME (LOSS) FROM
       CONTINUING OPERATIONS        $    38,910       $  59,845          $ (20,935)
                                    ===========       =========          =========

   INCOME (LOSS) FROM
     CONTINUING OPERATIONS
     PER SHARE:

     BASIC                          $       .64                          $    (.34)
                                    ===========                          =========
     ASSUMING DILUTION              $       .62                          $    (.34)
                                    ===========                          =========

   WEIGHTED AVERAGE NUMBER OF
     SHARES OUTSTANDING:

     BASIC                               61,031                             61,031
                                    ===========                          =========
     ASSUMING DILUTION                   62,455                             62,455
                                    ===========                          =========

                        NOVACARE, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF OPERATIONS FOR THE YEAR
                              ENDED JUNE 30, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                    HISTORICAL
                                   RESULTS FOR
                                     THE YEAR                          PRO FORMA
                                      ENDED         PRO FORMA              AS
                                  JUNE 30, 1996    ADJUSTMENTS          ADJUSTED
                                  -------------    -----------         ---------
 NET REVENUES                       $ 793,038       $ 500,385(a)       $ 292,653

 COST OF SERVICES                     584,956         363,356(a)         221,600
                                    ---------       ---------          ---------
     GROSS PROFIT                     208,082         137,029             71,053

 SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES            130,980          63,070(a)          60,698
                                                        7,212(b)

 PROVISION FOR UNCOLLECTIBLE
   ACCOUNTS                            16,359           8,262(a)           8,097

 AMORTIZATION OF EXCESS COST
   OF NET ASSETS ACQUIRED               9,874           2,267(a)           7,607

 PROVISION FOR RESTRUCTURE             13,370              --             13,370
                                    ---------       ---------          ---------
     INCOME (LOSS) FROM
        CONTINUING OPERATIONS          37,499          56,218            (18,719)

 INVESTMENT INCOME                      4,999             150(a)           4,849

 INTEREST EXPENSE                     (12,536)             --            (12,536)

 MINORITY INTEREST                        (96)             --                (96)
                                    ---------       ---------          ---------
     INCOME (LOSS) FROM
       CONTINUING OPERATIONS
       BEFORE INCOME TAXES             29,866          56,368            (26,502)

 INCOME TAXES                          14,585           7,148(c)           7,437
                                    ---------       ---------          ---------
     INCOME (LOSS) FROM
       CONTINUING OPERATIONS        $  15,281       $  49,220          $ (33,939)
                                    =========       =========          =========
   INCOME (LOSS) FROM
     CONTINUING OPERATIONS
     PER SHARE:

     BASIC                          $     .24                          $    (.53)
                                    =========                          =========
     ASSUMING DILUTION              $     .24                          $    (.53)
                                    =========                          =========
   WEIGHTED AVERAGE NUMBER OF
     SHARES OUTSTANDING:

     BASIC                             63,459                             63,459
                                    =========                          =========
     ASSUMING DILUTION                 63,918                             63,918
                                    =========                          =========

                        NOVACARE, INC. AND SUBSIDIARIES
            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



(a) To eliminate results of operations of the Long-term Care Services business for the entire period.

(b) To eliminate support costs directly attributable to the Long-term Care Services business that will not continue.

(c) To reflect the adjustment to income tax expense based on pro forma income before income taxes.

                         NOVACARE, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                        HISTORICAL
                                           AS OF             PRO FORMA           PRO FORMA AS
                                      MARCH 31, 1999        ADJUSTMENTS            ADJUSTED
                                      --------------        -----------          -----------
      ASSETS

      Current assets:

        Cash and cash equivalents      $    23,804          $        --          $    23,804

        Accounts receivable                301,369              (93,877)(b)          207,492

        Inventories                         45,135                   --               45,135

        Income tax receivable               27,869                  (60)(b)           27,809

        Deferred income taxes               14,580                   --               14,580

        Other current assets                27,771               (4,121)(b)           23,650

        Net assets of discontinued
          operations                            --               82,944(b)            82,944
                                       -----------          -----------          -----------
            Total current assets           440,528              (15,114)             425,414

      Property and equipment, net           64,541               (1,572)(b)           62,969

      Excess cost of net assets
        acquired, net                      719,592                   --              719,592

      Investments in joint venture          15,203                   --               15,203

      Other assets, net                     49,965              (17,720)(b)           32,245
                                       -----------          -----------          -----------
                                       $ 1,289,829          $   (34,406)         $ 1,255,423
                                       ===========          ===========          ===========
      LIABILITIES AND
        SHAREHOLDERS' EQUITY

      Current liabilities:

        Current portion of
          financing arrangements       $   540,696          $    30,000(a)       $   570,696

        Accounts payable and
          accrued expenses                 160,796              (28,653)(b)          132,143
                                       -----------          -----------          -----------
            Total current
              liabilities                  701,492                1,347              702,839

      Financing arrangements,
        net of current portion             55,267                   --               55,267

      Deferred income taxes                 41,684                   --               41,684

      Other                                  6,200                   --                6,200
                                       -----------          -----------          -----------
            Total liabilities              804,643                1,347              805,990
                                       -----------          -----------          -----------
      Minority interest                     27,501                   --               27,501

      Commitments and contingencies             --                   --                   --

      Shareholders' equity:

        Common stock                           684                   --                  684

        Additional paid-in capital         274,285                   --              274,285

        Retained earnings                  225,388              (30,000)(a)          189,635
                                                                 (5,753)(b)
                                       -----------          -----------          -----------
                                           500,357              (35,753)             464,604
           Less: common stock in
             treasury                      (42,672)                  --              (42,672)
                                       -----------          -----------          -----------
               Total shareholders'
                 equity                    457,685              (35,753)             421,932
                                       -----------          -----------          -----------
                                       $ 1,289,829          $   (34,406)         $ 1,255,423
                                       ===========          ===========          ===========

                        NOVACARE, INC. AND SUBSIDIARIES
          NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)


(a) Adjustment to reflect the Registrant's liability and related loss as a result of the $30 million working capital guarantee provided to the Purchaser.

(b) Adjustments to reflect the elimination of the Long-term Care Services assets and liabilities classified as Net Assets of Discontinued Operations. As a result of the Transaction and the Selected Markets Exit, the Registrant classified all of the accounts receivable, net of allowance, entitled to the Registrant, certain other assets retained by the Registrant and current liabilities assumed by the Registrant as a result of the Transaction and the Selected Markets Exit accounts receivable, net of allowance, and liabilities as Net Assets of Discontinued Operations. Assets and liabilities transferred as a result of the Transaction have been eliminated and a loss of $5,753 recorded.

(c)      Net Assets of Discontinued Operations consist of the following:

                                            Selected
                                          Markets Exit     Transaction    Total
                                          ------------     -----------  --------
         Accounts receivable, net of
           allowances                      $ 41,907        $ 51,970       $ 93,877

         Other receivables, net of
           allowances                        17,258             462         17,720

         Accounts payable and accrued
           liabilities                      (17,027)        (11,626)       (28,653)
                                           --------        --------       --------
            Net Assets of Discontinued
              Operations                   $ 42,138        $ 40,806       $ 82,944
                                           ========        ========       ========

                         NOVACARE, INC. AND SUBSIDIARIES
                               INDEX TO EXHIBITS

         Exhibit Number     Description                                    Page
         --------------     -----------                                   ------
              2(a)          Stock Purchase Agreement dated as of
                            June 1, 1999 by and among NovaCare, Inc.,
                            NC Resources, Inc. and Chance Murphy, Inc.

              2(b) Amendment No. 1 to Stock Purchase Agreement made as of June 1, 1999 by and among NovaCare, Inc., NC Resources, Inc. and
                            Chance Murphy, Inc.

                         NOVACARE, INC. AND SUBSIDIARIES




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NOVACARE, INC.
                                          --------------
                                           (Registrant)




June 16, 1999                      By/s/  Robert E. Healy, Jr.
                                     ----------------------------
                                        Robert E. Healy, Jr.,
                                        Senior Vice President,
                                        Finance & Administration and
                                        Chief Financial Officer





June 16, 1999                      By/s/  Barry E. Smith
                                     -------------------------
                                        Barry E. Smith
                                        Vice President,
                                        Controller and
                                        Chief Accounting Officer


12